HORIZON


                                                 ADVANTUS HORIZON FUND, INC.
                     SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2000




EQUITY                                                                [LOGO]

ADVANTUS HORIZON FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Americans are enjoying the longest period of economic expansion in U.S. history. This period of growth, which began in March of 1992, recorded its eighth year of uninterrupted growth in March. To date, the Federal Reserve's actions to slow the nation's growth engine have not dramatically impacted the upward trend. Despite the run-up in interest rates over the past year, housing starts and auto sales, indicators of a robust economy, remain strong.

Around the globe we are seeing economic growth accelerate, albeit at a modest pace. Asia is rapidly recovering from the economic debacle of the late 90s. The Bank of Japan has kept interest rates near zero to further assist that country's recovery. In Europe, the Central Bank raised rates to support a weak euro and guard against inflation. Latin American economies, such as Brazil, are showing signs of increasing strength (e.g., lower inflation, job creation). No country comes close to the sustained economic vigor of the U.S., but many of the world's economies are growing.

Volatility in the stock market was frequent and dramatic throughout the six-months, with the wildest of the ride coming in early April, shortly after this reporting period ended. The first calendar quarter of the new millennium was a time of contrasts. For the first two months, the broad market was slightly down, with the growth sector of technology rising and the value sectors of the market falling. March was a reversal, with a strong rally in traditional value stocks and a pullback in the technology arena, adding to the market tumult. Technology, however, continues to drive the increased spending in businesses. As tech spending increases, so does productivity.

Interest rates also showed a mixed picture. The Federal Reserve raised the Fed Funds rate five times between June 1999 and March 2000. Each time only .25 percent, a cumulative increase of 1.25 percent over this 10-month period. However, longer maturity Treasury bond prices rose and their yields declined as the U.S. Treasury used some of the budget surplus to begin buying back Treasury bonds. Meanwhile, corporate bond yields increased.

In the pages that follow, your Fund's portfolio manager will give you his insight on the Fund's performance for this reporting period. Also, we are pleased to announce that you can now access your Advantus Funds data online through the Advantus web site: www.advantusfunds.com. To learn how you can access your Advantus Fund information through our internet site, call Advantus Shareholder Services at 1-800-665-6005.

We value your business and want to make doing business with us as easy for you as possible. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS HORIZON FUND

PERFORMANCE UPDATE

[PHOTO]

THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Horizon Fund is a mutual fund designed for investors seeking long-term growth of capital combined with a moderate level of current income. The Fund plans to achieve its objective by investing in equity securities diversified among individual companies and industries. The Fund invests primarily in dividend-paying and non-dividend-paying common stocks of established companies with strong long-term outlooks. Because dividend yields of theses types of companies have fallen below average yield for all companies, however, the Fund has not paid dividends from current income since 1993.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

For the six-month period ended March 31, 2000, the Advantus Horizon Fund returned the following for each class of shares currently offered:

CLASS A..........................        31.50 PERCENT*
CLASS B..........................        31.02 PERCENT*
CLASS C..........................        31.00 PERCENT*

The Fund's benchmark, the Russell 1000 Growth Index,** returned 34.06 percent for the same period.

PERFORMANCE ANALYSIS

A strong economy combined with accelerating corporate earnings growth and benign inflation proved to be the right ingredients for a continued rally in the stock market. The Fund benefited by being well positioned in the growth sectors of the market.

The Technology sector again led the market higher. The new information-based economy requires significant capital expenditures to build out the infrastructure for the digital world. The Horizon Fund is focused on identifying the leading companies in the growth industries that supply the tools for corporations to compete in the new economy. This focus paid off over the last six months as the Technology sector of the Fund gained over 70% for the period. Leading the way was our largest holding, Cisco Systems Inc., a company at the very heart of the Internet infrastructure build out. We identified the fiber optic telecommunications as a very fast growing and dynamic market and took positions in JDS Uniphase Corporation and Nortel Networks Corporation - both companies significantly contributed to the Fund's performance this reporting period. Wireless communications is another growth industry. The Fund has meaningful positions in two of the leaders in this area. Nokia Oyj, whose strength is in the wireless handsets, and Telefonaktiebolaget LM Ericsson, whose strength is in the wireless infrastructure, are both positioned to benefit from the upgrade of the wireless networks to handle data in addition to the current voice platform.

Strong performance was also shown in various other sectors. The Consumer Cyclicals sector performed well for the period as the strong economy led to high consumer confidence and good real wage growth (i.e., people had money in their pockets and felt confident about the future). Home Depot Inc., the Fund's largest position in this sector, was a beneficiary of this trend and posted earnings gains and price appreciation north of 38* percent for the period. Other winners in this sector include long held Omnicom Group, Inc., the world's leading advertising agency, and Kohl's Corporation, one of the strongest apparel retailers in the country. General Electric Company continued to post consistent earnings numbers and gained over 35* percent for the period, giving a boost to the Capital Goods sector.

Financials and Health Care were weaker sectors for the market and the Fund. Climbing interest rates and a tightening Federal Reserve policy hurt the Financial sector. The Fund sold its position in Freddie Mac, a government agency, and Capital One Financial, a credit card issuer, as the longer-term trends for most financials are not positive. One area of the market we do like is the strong franchise names such as Charles Schwab Corporation, which was added in this period, as they are well positioned to gather assets. The Health sector lagged due to slower earnings growth than the market. Fears over future government involvement in the payment for prescriptions and, in general, lack luster new product pipelines for the major pharmaceutical companies.

We are continually fine tuning the portfolio by weeding out the companies not meeting our criteria and then putting new money to work in exciting new companies. During the period we identified several new stocks with the ingredients for success that we are looking for: market leaders in growing profitable industries, high return on capital, solid business models and talented management teams that can position the company for years of continued strong earnings growth. Examples include Kohl's Corporation, a brand name retailer that is well positioned to roll out their stores in several northeast markets. Schlumberger, Ltd., a leader in the oil field services industry, was also added as the demand for oil continues to be strong. A handful of stocks were completely sold from the Fund as they did not continue to meet our fundamental criteria. Carnival Cruise Lines was sold as its pricing remained soft. Johnson & Johnson was also sold due to deteriorating fundamentals.

OUTLOOK

The fundamentals for the market continue to be very strong. Earnings growth has picked up while inflation remains benign. Over the short term, we expect that the market will have to deal with the negative impacts of climbing interest rates as the Federal Reserve continues its "tightening" posture through the first half of 2000 in hopes of slowing the torrid pace of economic growth. This could cause near-term volatility in a longer-term bull market.

We will continue to apply our fundamental analysis to discover and invest in companies we believe can sustain above average earnings growth throughout an economic cycle. This strategy will allow us to maximize the long-term capital appreciation of the Fund.

*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. If these charges were reflected, performance would be reduced. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                      INVESTMENT IN ADVANTUS HORIZON FUND,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the Russell 1000 Growth Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1990 through March 31, 2000. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through March 31, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
(Thousands)

Class A:
           One year  24.50%
          Five year  25.18%
           Ten year  17.84%

                                      Russell
          Class A      CPI  1000 Growth Index
3/31/90   $10,000  $10,000            $10,000
10/31/90   $8,848  $10,689             $9,268
10/31/91  $12,288  $11,002            $12,999
10/31/92  $13,554  $11,354            $14,405
10/31/93  $14,579  $11,659            $15,455
9/30/94   $14,787  $12,011            $16,804
9/30/95   $18,449  $12,276            $22,214
9/30/96   $21,628  $12,644            $26,967
9/30/97   $27,026  $12,925            $36,753
9/30/98   $31,452  $13,109            $40,833
9/30/99   $39,232  $13,454            $55,066
3/31/00   $51,588  $13,292            $74,651

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
(Thousands)

Class B:
                           One year  25.77%
                          Five year  25.58%
          Since inception (8/19/94)  24.20%

                                     Russell
         Class B      CPI  1000 Growth Index
8/19/94  $10,000  $10,000            $10,000
9/30/94    9,629   10,067             10,125
9/30/95   12,074   10,289             13,386
9/30/96   14,221   10,598             16,249
9/30/97   17,855   10,833             22,146
9/30/98   20,757   10,987             24,605
9/30/99   25,759   11,276             33,181
3/31/00   33,797   11,498             44,482

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
(Thousands)

Class C:
                          One year  30.74%
                         Five year  25.66%
          Since inception (3/1/95)  25.71%

                                     Russell
         Class C      CPI  1000 Growth Index
3/01/95  $10,000  $10,000            $10,000
9/30/95   11,841   10,146             12,331
9/30/96   12,671   10,450             14,969
9/30/97   17,090   10,682             20,402
9/30/98   19,747   10,834             22,667
9/30/99   24,452   11,119             30,567
3/31/00   32,031   11,338             40,978

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET      % OF STOCK
COMPANY                                      SHARES       VALUE       PORTFOLIO
-------                                     --------   ------------   ----------
Cisco Systems, Inc........................  103,900    $ 8,032,769       7.8%
Intel Corporation.........................   51,900      6,847,556       6.7%
General Electric Company..................   39,976      6,203,775       6.0%
Microsoft Corporation.....................   50,600      5,376,250       5.2%
Texas Instruments, Inc....................   21,400      3,424,000       3.3%
Sun Microsystems, Inc.....................   35,700      3,345,201       3.3%
EMC Corporation...........................   26,300      3,287,500       3.2%
Home Depot, Inc...........................   45,650      2,944,425       2.9%
Nokia Oyj.................................   12,100      2,628,725       2.6%
Dell Computer Corporation.................   47,600      2,567,425       2.5%
                                                       -----------      ----
                                                       $44,657,626      43.5%
                                                       ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   2.0%
Financial                           0.6%
Utilities                           1.0%
Energy                              2.3%
Communication Services              4.2%
Consumer Staples                    5.1%
Consumer Cyclical                   8.2%
Capital Goods                       9.7%
Health Care                        12.1%
Technology                         54.8%

                                                           ADVANTUS HORIZON FUND
                                                       INVESTMENTS IN SECURITIES

                                                                  MARCH 31, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                       ------------
COMMON STOCK (98.0%)
  CAPITAL GOODS (9.7%)
    Electrical Equipment (5.9%)
 39,976   General Electric Company.........................  $  6,203,775
                                                             ------------
    Manufacturing (2.4%)
 50,948   Tyco International, Ltd. (c).....................     2,541,031
                                                             ------------
    Office Equipment (1.4%)
 13,700   Lexmark International Group, Inc. (b)............     1,448,775
                                                             ------------
  COMMUNICATION SERVICES (4.2%)
    Telecommunication (3.9%)
  6,000   Exodus Commmunications, Inc. (b).................       843,000
 23,738   MCI Worldcom, Inc. (b)...........................     1,075,628
  9,000   Qualcomm, Inc. (b)...............................     1,343,812
  8,800   Sprint Corporation...............................       554,400
  3,000   Time Warner Telecom, Inc.........................       238,500
                                                             ------------
                                                                4,055,340
                                                             ------------
    Telephone (.3%)
  2,800   Nextlink Communications, Inc. (b)................       346,325
                                                             ------------
  CONSUMER CYCLICAL (8.2%)
    Retail (5.8%)
 26,900   Family Dollar Stores.............................       559,856
 45,650   Home Depot, Inc..................................     2,944,425
 11,000   Kohl's Corporation...............................     1,127,500
 26,300   Wal-Mart Stores, Inc.............................     1,459,650
                                                             ------------
                                                                6,091,431
                                                             ------------
    Service (2.4%)
 24,512   Omnicom Group, Inc...............................     2,290,340
  2,400   TMP Worldwide, Inc. (b)..........................       186,600
                                                             ------------
                                                                2,476,940
                                                             ------------
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
CONSUMER STAPLES (5.1%)
    Entertainment (2.0%)
 20,900   Time Warner, Inc. (b)............................  $  2,090,000
                                                             ------------
    Retail (1.7%)
 40,682   Safeway, Inc. (b)................................     1,840,860
                                                             ------------
    Service (1.4%)
 25,500   Automatic Data Processing, Inc...................     1,230,375
  4,100   Robert Half International........................       194,493
                                                             ------------
                                                                1,424,868
                                                             ------------
  ENERGY (2.3%)
    Oil (.3%)
  7,400   Diamond Offshore Drilling........................       295,538
                                                             ------------
    Oil & Gas (2.0%)
 30,200   Baker Hughes, Inc................................       913,550
  9,500   Nabors Industries................................       368,719
 11,000   Schlumberger, Ltd................................       841,500
                                                             ------------
                                                                2,123,769
                                                             ------------
  FINANCIAL (.6%)
    Investment Bankers/Brokers (.6%)
 10,500   Charles Schwab Corporation.......................       596,531
                                                             ------------
  HEALTH CARE (12.1%)
    Biotechnology (2.7%)
 14,500   Amgen, Inc. (b)..................................       889,938
  5,900   Biogen, Inc. (b).................................       412,263
  8,200   Genetech (b).....................................     1,246,400
  4,100   Immunex Corporation (b)..........................       260,094
                                                             ------------
                                                                2,808,695
                                                             ------------
    Drugs (3.9%)
 10,500   Bristol-Myers Squibb Company.....................       606,375
  7,400   Eli Lilly & Company..............................       466,200
 18,400   Merck & Co., Inc.................................     1,143,100
 31,400   Pfizer, Inc......................................     1,148,063

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
HEALTH CARE--CONTINUED
 18,600   Schering Plough Corporation......................  $    683,550
                                                             ------------
                                                                4,047,288
                                                             ------------
    Health Care - Diversified (2.2%)
 23,600   Warner-Lambert Company...........................     2,301,000
                                                             ------------
    Medical Products/Supplies (3.3%)
 27,900   Guidant Corporation (b)..........................     1,640,869
 35,700   Medtronic, Inc...................................     1,836,319
                                                             ------------
                                                                3,477,188
                                                             ------------
  TECHNOLOGY (54.8%)
 37,200   America Online, Inc. (b).........................     2,501,700
 21,200   Applied Materials, Inc. (b)......................     1,998,100
  4,600   BEA Systems, Inc. (b)............................       337,525
103,900   Cisco Systems, Inc. (b)..........................     8,032,769
  7,300   Comverse Technology (b)..........................     1,379,700
 47,600   Dell Computer Corporation (b)....................     2,567,425
  2,500   eBay, Inc. (b)...................................       440,000
  1,700   Efficient Networks, Inc. (b).....................       264,775
 26,300   EMC Corporation (b)..............................     3,287,500
 21,600   Gateway, Inc. (b)................................     1,144,800
  7,000   Gemstar International Group, Ltd.................       602,000
 51,900   Intel Corporation................................     6,847,556
  9,500   International Business Machines..................     1,121,000
  5,300   JDS Uniphase Corporation (b).....................       638,981
 36,000   Lam Research Corporation (b).....................     1,622,250
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
TECHNOLOGY--CONTINUED
 21,400   Lucent Technologies Incorporated.................  $  1,300,050
  5,200   Manugistics Group, Inc. (b)......................       261,300
  5,100   McLeodusa, Inc. (b)..............................       432,544
 50,600   Microsoft Corporation (b)........................     5,376,250
  6,300   Network Solutions, Inc. (b)......................       968,330
 12,100   Nokia Oyj (c)....................................     2,628,725
  7,500   Nortel Networks Corporation (c)..................       945,000
 29,200   Oracle Corporation (b)...........................     2,279,425
 10,400   PE Corp - PE Biosystems Group....................     1,003,600
  1,600   RF Micro Devices, Inc. (b).......................       215,000
  2,300   Siebel Systems, Inc. (b).........................       274,706
 35,700   Sun Microsystems, Inc. (b).......................     3,345,201
 12,400   Telefonaktiebolaget LM Ericsson (c)..............     1,163,275
 21,400   Texas Instruments, Inc...........................     3,424,000
  5,625   VERITAS Software Corporation (b).................       736,875
  2,200   Yahoo!, Inc. (b).................................       377,025
                                                             ------------
                                                               57,517,387
                                                             ------------
  UTILITIES (1.0%)
    Electric Companies (1.0%)
 13,400   AES Corporation (b)..............................     1,055,250
                                                             ------------
Total common stock (cost: $56,825,748).....................   102,741,991
                                                             ------------

              See accompanying notes to investments in securities.

                                                           ADVANTUS HORIZON FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
PRINCIPAL                                                      VALUE(A)
---------                                                    ------------
SHORT-TERM SECURITIES (1.7%)
$1,803,070  Federated Money Market Obligations Trust -
             Prime Obligation Fund,
             current rate 5.800%...........................  $  1,803,070
                                                             ------------
            Total short-term securities
             (cost: $1,803,070)............................     1,803,070
                                                             ------------
            Total investments in securities
             (cost: $58,628,818) (d).......................  $104,545,061
                                                             ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 6.9% of net assets in foreign securities as of March 31, 2000.
(d) At March 31, 2000 the cost of securities for federal income tax purposes was $58,982,457. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $ 46,995,384
  Gross unrealized depreciation..........    (1,432,780)
                                           ------------
  Net unrealized appreciation............  $ 45,562,604
                                           ============

ADVANTUS HORIZON FUND
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2000

(UNAUDITED)

                         ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $58,628,818).........   $ 104,545,061
Cash in bank on demand deposit..........           4,816
Receivable for Fund shares sold.........          33,721
Receivable for investment securities
 sold...................................       2,070,182
Accrued interest receivable.............           7,985
Dividends receivable....................          37,858
Other receivables.......................          14,622
                                           -------------
    Total assets........................     106,714,245
                                           -------------
                      LIABILITIES
Payable for investment securities
 purchased..............................       1,652,996
Payable for Fund shares redeemed........          52,479
Payable to Adviser......................         137,990
                                           -------------
    Total liabilities...................       1,843,465
                                           -------------
Net assets applicable to outstanding
 capital stock..........................   $ 104,870,780
                                           =============
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares,
  Class C - 2 billion shares and 4
  billion shares unallocated) of $.01
  par value.............................   $      31,151
  Additional paid-in capital............      48,670,344
  Accumulated net realized gains from
  investments...........................      10,253,042
  Unrealized appreciation on
  investments...........................      45,916,243
                                           -------------
    Total - representing net assets
    applicable to outstanding capital
    stock...............................   $ 104,870,780
                                           =============
Net assets applicable to outstanding
 Class A shares.........................   $  72,125,320
                                           =============
Net assets applicable to outstanding
 Class B shares.........................   $  29,925,921
                                           =============
Net assets applicable to outstanding
 Class C shares.........................   $   2,819,539
                                           =============
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  2,104,648.............................   $       34.27
                                           =============
  Class B - Shares outstanding
  923,936...............................   $       32.39
                                           =============
  Class C - Shares outstanding 86,531...   $       32.58
                                           =============

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000

                                                                     (UNAUDITED)

Investment income:
  Interest..............................   $      62,751
  Dividends.............................         158,159
                                           -------------
    Total investment income.............         220,910
                                           -------------
Expenses (note 4):
  Investment advisory fee...............         374,372
  Rule 12b-1 - Class A..................          80,786
  Rule 12b-1 - Class B..................         131,878
  Rule 12b-1 - Class C..................          12,941
  Administrative services fee...........          37,200
  Custodian fees........................           2,045
  Auditing and accounting services......          11,396
  Legal fees............................           4,000
  Registration fees.....................          25,396
  Printing and shareholder reports......          62,786
  Insurance.............................           1,865
  Directors' fees.......................             778
  Other.................................           4,594
                                           -------------
    Total expenses......................         750,037
                                           -------------
    Investment loss - net...............        (529,127)
                                           -------------
Realized and unrealized gains on
  investments:
  Net realized gains on investments
    (note 3)............................      10,481,239
  Net change in unrealized appreciation
    or depreciation on investments......      15,392,866
                                           -------------
    Net gains on investments............      25,874,105
                                           -------------
Net increase in net assets resulting
  from operations.......................   $  25,344,978
                                           =============

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000 AND YEAR ENDED SEPTEMBER 30, 1999

(UNAUDITED)

                                               2000            1999
                                           -------------   -------------
Operations:
  Investment loss - net.................   $   (529,127)   $   (671,499)
  Net realized gain on investments......     10,481,239       2,748,113
  Net change in unrealized appreciation
    or depreciation on investments......     15,392,866      14,508,082
                                           ------------    ------------
    Increase in net assets resulting
      from operations...................     25,344,978      16,584,696
                                           ------------    ------------
Distributions to shareholders from net
  realized gains on investments:
    Class A.............................     (1,947,401)     (4,668,396)
    Class B.............................       (839,265)     (1,807,953)
    Class C.............................        (79,353)       (239,316)
                                           ------------    ------------
    Total distributions.................     (2,866,019)     (6,715,665)
                                           ------------    ------------
Capital share transactions:
  (notes 4 and 6):
  Proceeds from sales:
    Class A.............................      6,839,560      13,006,405
    Class B.............................      2,861,697       6,226,919
    Class C.............................        313,901         737,287
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A.............................      1,920,111       4,609,970
    Class B.............................        812,787       1,795,826
    Class C.............................         78,055         239,316
  Payments for redemption of shares:
    Class A.............................     (8,852,816)    (15,354,925)
    Class B.............................     (3,530,527)     (3,959,284)
    Class C.............................       (732,621)     (1,070,807)
                                           ------------    ------------
    (Decrease) increase in net assets
      from capital share transactions...       (289,853)      6,230,707
                                           ------------    ------------
    Total increase in net assets........     22,189,106      16,099,738
Net assets at beginning of period.......     82,681,674      66,581,936
                                           ------------    ------------
Net assets at end of period.............   $104,870,780    $ 82,681,674
                                           ============    ============

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2000
                                                                     (UNAUDITED)

(1) ORGANIZATION

    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital combined with a moderate level of current income through investment in equity securities.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in-capital by $529,127.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $55,955,028 and $60,694,506, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (PFPC Global Fund Services, formerly First Data Investor Services Group). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

                                                           ADVANTUS HORIZON FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life Insurance Company (Minnesota Life). Under this agreement, the Fund pays an administrative service fee equal to $6,200 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the Fund's operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $99,645.

    As of March 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 45,751 Class A shares which represents
2.2 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,825.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period ended October 1, 1999 to March 31, 2000 and the year ended 1999 were as follows:

                                                   CLASS A               CLASS B               CLASS C
                                             -------------------   -------------------   -------------------
                                               2000       1999       2000       1999       2000       1999
                                             --------   --------   --------   --------   --------   --------
Sold.......................................   224,428    491,342     94,472    248,486    10,843     29,796
Issued for reinvested distributions........    64,569    187,779     28,830     76,448     2,753     10,136
Redeemed...................................  (289,592)  (574,168)  (121,865)  (157,361)  (25,920)   (41,968)
                                             --------   --------   --------   --------   -------    -------
                                                 (595)   104,953      1,437    167,573   (12,324)    (2,036)
                                             ========   ========   ========   ========   =======    =======

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                       CLASS A
                                          ------------------------------------------------------------------
                                          PERIOD FROM
                                          OCTOBER 1,
                                            1999 TO
                                           MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                             2000       ----------------------------------------------------
                                          (UNAUDITED)     1999       1998       1997       1996     1995(A)
                                          -----------   --------   --------   --------   --------   --------
Net asset value, beginning of period...     $ 26.88     $ 23.59    $ 23.06    $ 23.07    $ 20.94    $ 17.34
                                            -------     -------    -------    -------    -------    -------
Income from investment operations:
  Net investment loss..................        (.36)       (.16)      (.09)      (.08)      (.10)      (.03)
  Net gains on securities (both
    realized and unrealized)...........        8.68        5.77       3.48       4.89       3.51       4.17
                                            -------     -------    -------    -------    -------    -------
    Total from investment operations...        8.32        5.61       3.39       4.81       3.41       4.14
                                            -------     -------    -------    -------    -------    -------
Less distributions:
  Distributions from net realized
    gains..............................        (.93)      (2.32)     (2.86)     (4.82)     (1.28)      (.54)
                                            -------     -------    -------    -------    -------    -------
    Total distributions................        (.93)      (2.32)     (2.86)     (4.82)     (1.28)      (.54)
                                            -------     -------    -------    -------    -------    -------
Net asset value, end of period.........     $ 34.27     $ 26.88    $ 23.59    $ 23.06    $ 23.07    $ 20.94
                                            =======     =======    =======    =======    =======    =======
Total return (c).......................       31.50%      24.74%     16.38%     24.96%     17.23%     24.76%
Net assets, end of period (in
  thousands)...........................     $72,125     $56,581    $47,183    $40,192    $34,435    $36,040
Ratio of expenses to average daily net
  assets (d)(e)........................        1.37%(f)    1.30%      1.36%      1.43%      1.41%      1.41%
Ratio of net investment income (loss)
  to average daily net
  assets (d)(e)........................        (.90)%(f)    (.61)%    (.39)%     (.39)%     (.43)%     (.15)%
Portfolio turnover rate (excluding
  short-term securities)...............        61.2%       60.1%      72.6%      71.5%      84.7%      46.8%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.57% for Class A, 2.25% for Class B and 2.25% for Class C, and the ratio of net investment income (loss) would have been (.31)% for Class A, (1.05)% for Class B and (1.13)% for Class C.
(e) The Fund's Distributor voluntarily waived $6,809, $18,019 and $28,836 in Class A distribution fees for the years ended September 30, 1998, 1997, and 1996 respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37%, 1.48% and 1.50% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.40)%, (.44)% and (.52)% respectively.
(f)  Adjusted to annual basis.

                                                           ADVANTUS HORIZON FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                       CLASS B
                                          ------------------------------------------------------------------
                                          PERIOD FROM
                                          OCTOBER 1,
                                            1999 TO
                                           MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                             2000       ----------------------------------------------------
                                          (UNAUDITED)     1999       1998       1997       1996     1995(A)
                                          -----------   --------   --------   --------   --------   --------
Net asset value, beginning of period...     $ 25.54     $ 22.65    $ 22.41    $ 22.65     $20.74     $17.33
                                            -------     -------    -------    -------     ------     ------
Income from investment operations:
  Net investment loss..................        (.44)       (.32)      (.22)      (.19)      (.19)      (.10)
  Net gains on securities (both
    realized and unrealized)...........        8.22        5.53       3.32       4.77       3.38       4.05
                                            -------     -------    -------    -------     ------     ------
    Total from investment operations...        7.78        5.21       3.10       4.58       3.19       3.95
                                            -------     -------    -------    -------     ------     ------
Less distributions:
  Distributions from net realized
    gains..............................        (.93)      (2.32)     (2.86)     (4.82)     (1.28)      (.54)
                                            -------     -------    -------    -------     ------     ------
    Total distributions................        (.93)      (2.32)     (2.86)     (4.82)     (1.28)      (.54)
                                            -------     -------    -------    -------     ------     ------
Net asset value, end of period.........     $ 32.39     $ 25.54    $ 22.65    $ 22.41     $22.65     $20.74
                                            =======     =======    =======    =======     ======     ======
Total return (c).......................       31.02%      23.93%     15.48%     24.25%     16.34%     23.65%
Net assets, end of period (in
  thousands)...........................     $29,926     $23,561    $17,100    $11,684     $6,219     $2,592
Ratio of expenses to average daily net
  assets (d)(e)........................        2.11%(f)    2.04%      2.07%      2.18%      2.19%      2.24%
Ratio of net investment income (loss)
  to average daily net
  assets (d)(e)........................       (1.64)%(f)   (1.34)%   (1.11)%    (1.13)%    (1.19)%    (1.05)%
Portfolio turnover rate (excluding
  short-term securities)...............        61.2%       60.1%      72.6%      71.5%      84.7%      46.8%

                                                                         CLASS C
                                         -----------------------------------------------------------------------
                                         PERIOD FROM
                                         OCTOBER 1,                                                 PERIOD FROM
                                           1999 TO                                                   MARCH 01,
                                          MARCH 31,            YEAR ENDED SEPTEMBER 30,             1995(B) TO
                                            2000       -----------------------------------------   SEPTEMBER 30,
                                         (UNAUDITED)     1999       1998       1997       1996         1995
                                         -----------   --------   --------   --------   --------   -------------
Net asset value, beginning of period...    $25.69       $22.79     $22.38     $22.67     $20.75        $17.52
                                           ------       ------     ------     ------     ------        ------
Income from investment operations:
  Net investment loss..................      (.45)        (.36)      (.24)      (.20)      (.15)         (.06)
  Net gains on securities (both
    realized and unrealized)...........      8.27         5.58       3.51       4.73       3.35          3.29
                                           ------       ------     ------     ------     ------        ------
    Total from investment operations...      7.82         5.22       3.27       4.53       3.20          3.23
                                           ------       ------     ------     ------     ------        ------
Less distributions:
  Distributions from net realized
    gains..............................      (.93)       (2.32)     (2.86)     (4.82)     (1.28)           --
                                           ------       ------     ------     ------     ------        ------
    Total distributions................      (.93)       (2.32)     (2.86)     (4.82)     (1.28)           --
                                           ------       ------     ------     ------     ------        ------
Net asset value, end of period.........    $32.58       $25.69     $22.79     $22.38     $22.67        $20.75
                                           ======       ======     ======     ======     ======        ======
Total return (c).......................     31.00%       23.82%     15.74%     24.03%     16.33%        18.44%
Net assets, end of period (in
  thousands)...........................    $2,820       $2,540     $2,299     $1,754     $1,018        $  103
Ratio of expenses to average daily net
  assets (d)(e)........................      2.12%        2.04%      2.07%      2.18%      2.19%         2.24%(f)
Ratio of net investment income (loss)
  to average daily net
  assets (d)(e)........................     (1.65)%      (1.34)%    (1.10)%    (1.14)%    (1.17)%       (1.13)%(f)
Portfolio turnover rate (excluding
  short-term securities)...............      61.2%        60.1%      72.6%      71.5%      84.7%         46.8%

------------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.7 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                                 LITERATURE IN
         CONNECTION WITH THE OFFER OR SALE OF THE ADVANTUS HORIZON FUND
        IF PRECEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE
                   ADVANTUS HORIZON FUND, AND (B) THE CURRENT
                    ADVANTUS MUTUAL FUND PERFORMANCE REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.            PRESORTED STANDARD
400 ROBERT STREET NORTH                     U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                       ST. PAUL, MN
                                             PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48636 Rev. 5-2000